Constellation Business Update June 1, 2023

This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. Words such as “could,” “may,” “expects,” “anticipates,” “will,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “predicts,” and variations on such words, and similar expressions that reflect our current views with respect to future events and operational, economic, and financial performance, are intended to identify such forward-looking statements. The factors that could cause actual results to differ materially from the forward-looking statements made by Constellation Energy Corporation and Constellation Energy Generation, LLC, (Registrants) include those factors discussed herein, as well as the items discussed in (1) the Registrants’ 2022 Annual Report on Form 10-K in (a) Part I, ITEM 1A. Risk Factors, (b) Part II, ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, (c) Part II, ITEM 8. Financial Statements and Supplementary Data: Note 19, Commitments and Contingencies; (2) the Registrants’ First Quarter 2023 Quarterly Report on Form 10-Q in (a) Part II, ITEM 1A. Risk Factors, (b) Part I, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (c) Part I, ITEM 1. Financial Statements: Note 12, Commitments and Contingencies; and (d) other factors discussed in filings with the SEC by the Registrants. Investors are cautioned not to place undue reliance on these forward-looking statements, whether written or oral, which apply only as of the date of this presentation. Neither Registrant undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this presentation. Non-GAAP Financial Measures The Registrants report their financial results in accordance with accounting principles generally accepted in the United States (GAAP). Constellation supplements the reporting of financial information determined in accordance with GAAP with certain non-GAAP financial measures, including: • Adjusted EBITDA represents earnings before interest, income taxes, depreciation and amortization, and excludes certain costs, expenses, gains and losses and other specified items, including mark-to- market adjustments from economic hedging activities and fair value adjustments related to gas imbalances and equity investments, decommissioning related activity, asset impairments, certain amounts associated with plant retirements and divestitures, pension and other post-employment benefits (OPEB) non-service credits, separation related costs and other items as set forth in the Appendix. Includes nuclear fuel amortization expense. • Free cash flows before growth (FCFbg) is adjusted cash flows from operations less capital expenditures under GAAP for maintenance and nuclear fuel, non-recurring capital expenditures related to separation and Enterprise Resource Program (ERP) system implementation, changes in collateral, net merger and acquisitions, and equity investments and other items as set forth in the Appendix Due to the forward-looking nature of some forecasted non-GAAP measures, information to reconcile the forecasted adjusted (non-GAAP) measures to the most directly comparable GAAP measure may not be available, as management is unable to project all of these items for future periods This information is intended to enhance an investor’s overall understanding of period over period financial results and provide an indication of Constellation’s baseline operating performance by excluding items that are considered by management to be not directly related to the ongoing operations of the business. In addition, this information is among the primary indicators management uses as a basis for evaluating performance, allocating resources, setting incentive compensation targets and planning and forecasting of future periods. These non-GAAP financial measures are not a presentation defined under GAAP and may not be comparable to other companies’ presentations of similarly titled financial measures. Constellation has provided these non-GAAP financial measures as supplemental information and in addition to the financial measures that are calculated and presented in accordance with GAAP. These non-GAAP measures should not be deemed more useful than, a substitute for, or an alternative to the most comparable GAAP measures provided in the materials presented. Non-GAAP financial measures are identified by the phrase “non-GAAP” or an asterisk (*). Reconciliations of these non-GAAP measures to the most comparable GAAP measures are provided in the appendices and attachments to this presentation. Cautionary Statements Regarding Forward-Looking Information 2

Constellation Acquiring 44% Stake in South Texas Project (STP) from NRG

Large, young, dual unit site

Strong operations and well-maintained

Potential to extend license to 80 years

Total Plant Capacity (1)
2,645 MW

CEG Ownership Share
~1,164 MW

Co-Owners of STP

STPNOC (2) will continue to operate

Constellation	44%
CPS Energy	40%
Austin Energy	16%

Site Details

- Bay City, Texas
- Remaining operating life of ~46 years (3)
- Nuclear fuel secured through 2028
- Well-funded decommissioning trust fund
- Pressurized water reactor (PWR)
- 18-month refueling cycle



(1) Net annual mean capacity
(2) STP Nuclear Operating Company
(3) Assumes subsequent license renewal to 80 years

3

Constellation

STP is a Strategic Fit into Constellation’s Current Fleet 4 0 5 10 15 20 25 C ap ac it y (G W ) 2025 2030 2035 2040 2045 2050 2055 2060 2065 2070 Legacy CEG Assuming 80 Year Asset Lives STP Current License STP Subsequent License Renewal to 80 Years  STP increases our clean energy output by ~9.5 TWh, one step closer to our 100% clean generation climate goal by 2040  Strong historical capacity factor average of 93%-94% (1)  Like our fleet, STP performs at world-class levels  Texas load growing ~2% annually  Economic protection provided by federal nuclear production tax credit (PTC) (1) Reflects 3-year rolling average (2) Reflects 2022 data per Nuclear Regulatory Commission (NRC Datasets | NRC.gov) at proportionate ownership share (3) Excludes Vogtle 3, which is not in commercial operation 0 5 10 15 20 25 C ap ac it y (G W ) CEG / STP DUK TVA D VST / ENGH NEE ETR PSEG SO (3) TLN 22.1 8.9 8.3 6.0 5.8 5.8 5.2 3.8 3.7 2.2 Constellation Legacy (Competitive) STP (Competitive) Competitive Regulated Top 10 U.S. Nuclear Owners (GW) (2) Constellation Nuclear Asset Lives (2)

Attractive Transaction Economics

Key Financial Details

~$1.4B
Effective Purchase Price (1)

~$190M
Average Adj. EBITDA* Uplift Per Year (2,3)

~60%–70%
FCF Conversion (3)

Transaction Financing ($M) (4)

Purchase Price	**$1,750**
Present Value of Tax Benefits (1)	($325)
Effective Purchase Price (1)	**$1,425**
Permanent Financing	
Incremental Debt Issuance	$500
Existing Cash Available for Allocation (5)	$1,250

Approvals and Timing

Targeting Q4 2023 close

Required approvals:

- Nuclear Regulatory Commission (NRC)
- Hart-Scott-Rodino (HSR)

(1) Reflects consideration of the present value of tax benefits associated with the transaction due to accelerated depreciation from the tax basis step-up
(2) Does not reflect purchase accounting treatment of nuclear fuel amortization
(3) Based on 2024-2026 average to reflect run-rate economics; does not include the present value of tax benefits associated with the transaction due to accelerated depreciation from the tax basis step-up
(4) Amounts rounded to the $25 million
(5) Utilization of unidentified growth / return of capital from Q4 earnings disclosure. Existing cash available for allocation includes previously planned debt issuances.

5

Constellation

6 (1) Pro Forma FCFbg represents FCFbg as of December 31, 2022, adjusted for cash from STP (2) Beginning Cash Available reflects excess cash balance above minimum targets as of December 31, 2022 (3) Debt Issuance & Other Financing includes collateral activity, and contributions from and distributions to JV partners (4) Separation O&M / CapEx includes costs and investments related to separation and multi-year implementation of Enterprise Resource Program (ERP) system (5) Reflects consideration of the present value of tax benefits associated with the transaction due to accelerated depreciation from the tax basis step-up $0.2 2023 - 2024 Available Cash $1.1 - $1.5 Debt Issuance & Other Financing (2) ($0.2) Separation O&M / CapEx (3) ($1.0) Identified Growth $0.32 Tax Benefit from Transaction (4) $1.0 - $1.4 Unidentified Growth / Return of Capital Pro Forma FCFbg* (1) Beginning Cash Available (1) Purchase Price of STP ($1.75) Authorized Share Repurchases ($0.6) ($0.4) Dividend ($0.8) $4.1 - $4.5 ($1.0) $3.9 - $4.3 ($B) Completed ~$400M through May 31 Approximately $1.2 Billion of Capital Still to be Allocated in 2023-2024

Constellation’s Value Proposition 7